UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 1, 2024

NORTH EUROPEAN OIL ROYALTY TRUST

(Exact name of registrant as specified in charter)

   Delaware           1-8245        22-2084119

State or other jurisdiction    (Commission      (I.R.S. Employer

of incorporation       File Number)      Identification No.)

   5 N. Lincoln Street, Keene, NH 03431
(Address of principal executive office and Zip Code)

 (732) 741-4008
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

 [ ]  Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

 [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

 [ ]  Pre-commencement communication pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))

 [ ]  Pre-commencement communication pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class      Trading Symbol(s) Name of each exchange on which registered

Units of Beneficial Interest   NRT        New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR Section 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR Section 240.12b-2).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 4.01.    Changes in Registrant's Certifying Accountant

Based on information provided by Mazars USA LLP ("Mazars"), the independent registered public accounting firm of North European Oil Royalty Trust (the "Trust"), substantially all the partners and employees of Mazars joined FORVIS, LLP. Upon the transaction effective date of June 1, 2024, FORVIS, LLP changed its name to Forvis Mazars, LLP and Mazars resigned as the Trust's independent registered public accounting firm. The Trustees, acting on the recommendation of the Audit Committee of the Trust, have duly appointed Forvis Mazars, LLP to serve as the independent registered public accounting firm of the Trust effective June 1, 2024 for the remainder of the Trust's fiscal year ending October 31, 2024.

Mazars' reports on the Trust's consolidated financial statements for the fiscal years ended October 31, 2022 and 2023 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years ended October 31, 2022 and 2023, and the subsequent interim period through May 31, 2024, there were (i) no disagreements with Mazars on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Mazars, would have caused Mazars to make reference to the subject matter of the disagreements in connection with its reports on the Trust's consolidated financial statements for such years, and (ii) no "reportable events," as defined in Item 304(a)(1)(v) of Regulation S-K.

During the two most recent fiscal years ended October 31, 2022 and 2023, and the subsequent interim period through May 31, 2024, the Trust (or someone on its behalf) did not consult Forvis Mazars, LLP regarding (i) either (x) the application of accounting principles to a specified transaction, either complete or proposed, or (y) the type of audit opinion that might be rendered on the Trust's financial statements, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The Trust provided Mazars with a copy of the above disclosures and requested that Mazars furnish the Trust with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made above. A copy of Mazars' letter dated June 5, 2024 is attached as Exhibit 16.1 of this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished herewith:

Exhibit 16.1.    Letter from Mazars USA LLP dated June 5, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH EUROPEAN OIL ROYALTY TRUST

(Registrant)

By /s/ John R. Van Kirk

John R. Van Kirk

Managing Director

Dated: June 5, 2024